UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Today, December 4, 2024, Dollar Tree, Inc. (the "Company") issued a press release reporting the Company's fiscal 2024 third quarter financial results and announcing that the Company will hold a publicly available telephone conference call to discuss these results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in items 2.02 and 7.01, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company and Jeffrey A. Davis have agreed that Mr. Davis will step down from his role as the Company’s Chief Financial Officer, effective upon the appointment of his successor. To ensure a smooth transition, Mr. Davis has agreed to remain with the Company through the filing of its Annual Report on Form 10-K expected in March 2025. Mr. Davis has served as Chief Financial Officer of the Company since October 2022.

Upon his departure, Mr. Davis will be eligible to receive the severance payments and benefits provided under Section 5 of his executive agreement with the Company entered into on November 13, 2024.

Mr. Davis’s anticipated departure does not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS: This report contains "forward-looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they address future events, developments or results and do not relate strictly to historical facts. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as: “believe”, “anticipate”, “expect”, “intend”, “plan”, “view”, “target” or “estimate”, “may”, “will”, “should”, “predict”, “possible”, “potential”, “continue”, “strategy”, and similar expressions. For example, our forward-looking statements include statements relating to our plans and expectations regarding our leadership team and our business and our other plans, objectives, expectations (financial and otherwise) and intentions. All such statements are subject to risks and uncertainties. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the "Risk Factors," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our Annual Report on Form 10-K filed March 20, 2024, our Form 10-Q for the most recently ended fiscal quarter and other filings we make from time to time with the Securities and Exchange Commission. We are not obligated to release publicly any revisions to any forward-looking statements contained in this report to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

Item 7.01. Regulation FD Disclosure.

The information (including disclaimer) presented under Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release, dated December 4, 2024, issued by Dollar Tree, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: December 4, 2024	By:	/s/ Jeffrey A. Davis
Jeffrey A. Davis
Chief Financial Officer